Exhibit 99.1

•    Completed initial public offering (IPO) on November 3rd, 2014

•    Reported $17.0 million of Adjusted EBITDA attributable to Shell Midstream Partners for post-IPO period (November 3, 2014 – December 31, 2014)

•    Generated $16.5 million of cash available for distribution for the post-IPO period

•    Declared a $0.1042/unit distribution, the prorated minimum quarterly distribution for the post-IPO period

HOUSTON, February 24, 2015 – Shell Midstream Partners, L.P. (NYSE: SHLX), a growth-oriented midstream master limited partnership formed by Royal Dutch Shell, plc (RDS), reported net income attributable to the partnership of $13.4 million for the time period following IPO (November 3, 2014 – December 31, 2014, the “post-IPO period”). During the post-IPO period, Shell Midstream Partners also generated adjusted earnings before interest, income taxes, depreciation and amortization of $17.0 million and cash available for distribution of $16.5 million.

The Board of Directors of the general partner declared a cash distribution of $0.1042 per limited partnership unit for the fourth quarter of 2014. This amount corresponds to the prorated minimum quarterly distribution for the post-IPO period. The full quarter minimum quarterly distribution equals $0.1625 per unit, or $0.65 per unit on an annualized basis.

“Shell Midstream Partners is uniquely positioned to be a leader among publicly traded partnerships. We intend to focus on safe and reliable assets to generate sustainable long-term growth.”

Peggy Montana, Chief Executive Officer, Shell Midstream Partners

KEY FEATURES OF THE FOURTH QUARTER AND FULL YEAR 2014

•	On October 29, 2014, units of Shell Midstream Partners began trading on the New York Stock Exchange under the ticker symbol “SHLX”. The public owns a 33.4 percent limited partner interest in the partnership, with Shell Pipeline Company, L.P. (SPLC) owning the remaining limited partner interest and the two percent general partner interest.

•	The pro forma net income for the fourth quarter was $21.3 million, which is above the $20.4 million forecast reflected in the IPO registration statement. The improved net income is largely due to higher transportation revenues on the Zydeco and Mars systems, partially offset by lower allowance oil revenue. Net income was also impacted by higher expenses related to non-cash allowance oil write-downs resulting from lower realized oil prices than forecasted.

•	As of December 31, 2014, Shell Midstream Partners had $150.2 million of consolidated cash and cash equivalents on hand inclusive of the $100 million of proceeds from the IPO retained at the partnership level and $20.3 million of consolidated operating cash held at Zydeco.

•	In connection with the IPO, Shell Midstream Partners entered into a $300 million senior unsecured revolving credit facility with a Shell affiliate carrying an interest rate of LIBOR plus 1.26% that remained undrawn as of December 31, 2014.

ABOUT SHELL MIDSTREAM PARTNERS, L.P.

Shell Midstream Partners is a fee-based, growth-oriented midstream master limited partnership recently formed by Shell to own, operate, develop and acquire pipelines and other midstream assets. Our initial assets consist of interests in entities that own crude oil and refined products pipelines serving as key infrastructure to transport growing onshore and offshore crude oil production to Gulf Coast refining markets and to deliver refined products from those markets to major demand centers.

Headquartered in Houston, Texas, Shell Midstream Partners’ assets consist of:

•	43.0% ownership interest in Zydeco Pipeline Company LLC (Zydeco), a batched crude oil pipeline system from Houston to St. James and Clovelly, Louisiana. Zydeco is situated within the largest refining market in the United States.

•	28.6% ownership interest in Mars Oil Pipeline Company (Mars). Mars is a major corridor crude oil pipeline in a high-growth area of the offshore Gulf of Mexico, originating approximately 130 miles offshore in the deepwater Mississippi Canyon and terminating in salt dome caverns in Clovelly, Louisiana.

•	49.0% ownership interest in Bengal Pipeline Company LLC (Bengal). Bengal’s refined products pipeline connects four refineries in the St. Charles, Norco, Garyville and Convent areas of Louisiana with refined products storage tankage in Baton Rouge, Louisiana.

•	1.612% ownership interest in Colonial Pipeline Company (Colonial). Colonial is the largest refined products pipeline in the United States, transporting more than 40 different refined products, consisting primarily of gasoline, diesel fuel and jet fuel.

FORTHCOMING EVENTS

At 10 a.m. CST today, Shell Midstream Partners will hold a webcast to discuss the reported results and provide an update on partnership operations. Interested parties may listen to the conference call on Shell Midstream Partners’ website at www.shellmidstreampartners.com by clicking on the “2014 Fourth-Quarter Financial Results Webcast” link, found under the Events and Conferences section. A replay of the conference call will be available following the live webcast.

FACTORS AFFECTING COMPARABILITY

•	Results of operations for the fourth quarter of 2014 include results from Shell Midstream Partners’ accounting predecessor for the time period October 1, 2014 – November 2, 2014. Our accounting predecessor results include 100% of Zydeco only. Mars, Bengal and Colonial interests are not included in the results of our predecessor.

•	SPLC completed the flow reversal of Ho-Ho (predecessor to Zydeco) in December 2013. In connection with the reversal, portions of Ho-Ho were shut down during 2013.

•	Under an omnibus agreement with its Sponsor, SPLC, Shell Midstream Partners will pay an annual fee, initially $8.5 million, for general and administrative services. In addition, Shell Midstream Partners will incur incremental cash expenses associated with being a publicly traded partnership.

UNAUDITED SUMMARIZED FINANCIAL STATEMENT INFORMATION

RESULTS OF OPERATIONS (UNAUDITED)

	Three Months Ended December 31		Twelve Months Ended December 31
$ million	2014(1)	2013(2)	2014(3)	2013(4)
Revenue	55.6	20.3	182.4	94.3
Costs and expenses
Operations and maintenance	16.9	8.0	47.0	52.1
Loss (gain) from disposition of fixed assets	0.0	0.0	0.2	(20.8)
General and administrative	5.7	3.5	16.8	12.2
Depreciation	3.4	2.0	11.6	6.9
Property and other taxes	1.2	1.1	5.5	4.5
Total costs and expenses	27.2	14.6	81.1	54.9
Operating Income	28.4	5.7	101.3	39.4
Income from equity investments	6.7	—	6.7	—
Dividend income from investments	0.8	—	0.8	—
Interest expense, net	(0.1)	—	(0.2)	—
Income tax expense	(0.2)	—	(0.2)	(0.1)
Net Income	35.6	5.7	108.4	39.3
Less: Net income in pre-IPO period	10.8		83.6
Net Income in post-IPO period	24.8		24.8
Less: Net income attributable to noncontrolling interest in post-IPO period	11.4		11.4
Net Income attributable to Shell Midstream Partners, L.P. in post-IPO period	13.4		13.4
Less: General partner’s interest in net income in post-IPO period	0.3		0.3
Limited partner’s interest in net income attributable to Shell Midstream Partners in post-IPO period	13.1		13.1
Net income in post-IPO period per limited partner unit – Basic and Diluted
Common	0.10		0.10
Subordinated	0.10		0.10

Weighted average limited partner units outstanding (basic and diluted):
Common units – public	46,000,000		46,000,000
Common units – SPLC	21,475,068		21,475,068
Subordinated units – SPLC	67,475,068		67,475,068

(1)	Results reflect Shell Midstream Partners’ accounting predecessor from October 1, 2014 – November 2, 2014 and Shell Midstream Partners from November 3, 2014 – December 31, 2014. Included in this column are revenues and operating income of Shell Midstream Partners’ accounting predecessor of $19.5 million and $10.8 million, respectively, and revenues and operating income of Shell Midstream Partners of $36.1 million and $17.6 million, respectively.
(2)	Results reflect Shell Midstream Partners’ accounting predecessor for the period October 1, 2013 – December 31, 2013
(3)	Results reflect Shell Midstream Partners’ accounting predecessor from January 1, 2014 – November 2, 2014 and Shell Midstream Partners from November 3, 2014 – December 31, 2014
(4)	Results reflect Shell Midstream Partners’ accounting predecessor for the period January 1, 2013 – December 31, 2013

RECONCILIATION OF ADJUSTED EBITDA AND CASH AVAILABLE FOR DISTRIBUTION TO NET INCOME

$ million	Three Months Ended December 31,2014(5)	Twelve Months Ended December 31, 2014(6)
Net income	35.6	108.4
Add:
Loss (gain) from disposition of fixed assets	0.0	0.2
Allowance oil reduction to net realizable value	3.0	4.0
Depreciation and amortization	3.4	11.6
Interest expense, net	0.1	0.2
Income tax expense	0.2	0.2
Cash distribution received from equity investments – Mars	5.5	5.5
Cash distribution received from equity investments – Bengal	2.8	2.8
Less:
Income from equity investments	6.7	6.7
Adjusted EBITDA	43.9	126.2
Less:
Adjusted EBITDA in pre-IPO period	12.9	95.2
Adjusted EBITDA attributable to noncontrolling interests in post-IPO period	14.0	14.0
Adjusted EBITDA attributable to Shell Midstream Partners, L.P. in post-IPO period	17.0	17.0
Less:
Net interest paid attributable to the partnership in post-IPO period	0.6	0.6
Zydeco maintenance capex attributable to the partnership in post-IPO period	0.3	0.3
Add:
Net adjustments from volume deficiency payments attributable to the partnership in post-IPO period	0.4	0.4
Cash Available for Distribution attributable to Shell Midstream Partners, L.P.	16.5	16.5

(5)	Results reflect Shell Midstream Partners’ accounting predecessor from October 1, 2014 – November 2, 2014 and Shell Midstream Partners from November 3, 2014 – December 31, 2014
(6)	Results reflect Shell Midstream Partners’ accounting predecessor from January 1, 2014 – November 2, 2014 and the results of Shell Midstream Partners from November 3, 2014 – December 31, 2014

RECONCILIATION OF ADJUSTED EBITDA AND CASH AVAILABLE FOR DISTRIBUTION TO NET CASH PROVIDED BY OPERATING ACTIVITIES

$ million	Twelve Months Ended December 31, 2014(7)
Net cash provided by operating activities	123.6
Add:
Interest expense, net	0.2
Income tax expense	0.2
Dividend received in excess of income	1.6
Less:
Change in deferred revenue	20.0
Change in other assets and liabilities	(20.6)
Adjusted EBITDA	126.2
Less:
Adjusted EBITDA in pre-IPO period	95.2
Adjusted EBITDA attributable to noncontrolling interests in post-IPO period	14.0
Adjusted EBITDA attributable to Shell Midstream Partners, L.P. in post-IPO period	17.0
Less:
Net interest paid attributable to the partnership in post-IPO period	0.6
Zydeco maintenance capex attributable to the partnership in post-IPO period	0.3
Add:
Net adjustments from volume deficiency payments attributable to the partnership in post-IPO period	0.4
Cash Available for Distribution attributable to Shell Midstream Partners, L.P.	16.5

(7)	Results reflect Shell Midstream Partners’ accounting predecessor from January 1, 2014 – November 2, 2014 and the results of Shell Midstream Partners from November 3, 2014 – December 31, 2014

PRO FORMA RESULTS OF OPERATIONS (UNAUDITED) COMPARED TO IPO FORECAST

$ million	Three Months Ended December 31, 2014(8)	IPO Forecast Three Months Ended December 31, 2014(9)
Revenue	55.6	52.0
Costs and expenses
Operations and maintenance	16.3	13.4
General and administrative	6.1	5.5
Depreciation	3.4	2.7
Property and other taxes	1.2	1.5
Total costs and expenses	27.0	23.1
Operating Income	28.6	28.9
Income from equity investments	10.0	9.0
Dividend income from investments	1.3	1.2
Interest expense, net	(0.2)	(0.1)
Income tax expense	(0.3)	0.0
Net Income	39.4	39.0
Less: Net income attributable to noncontrolling interest	18.1	18.6
Pro Forma Net Income attributable to Shell Midstream Partners, L.P.	21.3	20.4

(8)	Pro forma adjustments for the three months ended December 31, 2014 reflect income and cost impacts for the pre-IPO period in the fourth quarter; these impacts include a) additional Mars, Bengal and Colonial investment income, and b) additional partnership insurance, omnibus fee, interest and income tax costs less one-time expenses of the accounting predecessor
(9)	Shell Midstream Partners’ Q4 2014 forecast included in the IPO registration statement

PRO FORMA RECONCILIATION OF ADJUSTED EBITDA AND CASH AVAILABLE FOR DISTRIBUTION TO NET INCOME

$ million	Three Months Ended December 31, 2014(10)	IPO Forecast Three Months Ended December 31, 2014(11)
Net income	39.4	39.0
Add:
Allowance oil reduction to net realizable value	3.0	0.0
Depreciation and amortization	3.4	2.7
Interest and income tax expense	0.5	0.1
Cash distribution received from equity investments – Mars and Bengal	13.0	8.4
Less:
Income from equity investments	10.0	9.0
Adjusted EBITDA	49.3	41.2
Less:
Adjusted EBITDA attributable to noncontrolling interests in post-IPO period	22.0	20.2
Adjusted EBITDA attributable to Shell Midstream Partners, L.P. in post-IPO period	27.3	21.0
Less:
Net interest paid attributable to the partnership in post-IPO period	0.7	0.1
Zydeco maintenance capex attributable to the partnership in post-IPO period	0.5	0.7
Add:
Net adjustments from volume deficiency payments attributable to the partnership in post-IPO period	1.4	4.0
Pro Forma Cash Available for Distribution attributable to Shell Midstream Partners, L.P.	27.5	24.2

(10)	Pro forma adjustments for the three months ended December 31, 2014 reflect income and cost impacts for the pre-IPO period in the fourth quarter; these impacts include a) additional Mars, Bengal and Colonial investment income, and b) additional partnership insurance, omnibus fee, interest and income tax costs less one-time expenses of the accounting predecessor
(11)	Shell Midstream Partners’ Q4 2014 forecast included in the IPO registration statement

ADDITIONAL FINANCIAL DATA

$ million, except per-unit data	November 3, 2014 – December 31, 2014(12)
Minimum quarterly distribution (pro-rated)	0.1042
Adjusted EBITDA attributable to Shell Midstream Partners, L.P. in post-IPO period	17.0
Cash available for distribution attributable to Shell Midstream Partners, L.P. in post-IPO period	16.5
Distribution Declared:
Limited partner units – public	4.8
Limited partner units – SPLC	9.3
General partner units – SPLC	0.3
Total distribution declared	14.4
Coverage Ratio	1.15x

(12)	Results reflect Shell Midstream Partners in post-IPO period

PIPELINE THROUGHPUT (THOUSANDS OF BARRELS PER DAY)(13)

	Three Months Ended December 31		Twelve Months Ended December 31
	2014	2013	2014	2013
Zydeco – Ho-Ho mainlines	531	328	487	352
Zydeco – other segments	496	399	492	418
Zydeco total system	1,027	727	979	770
Mars total system	296	250	281	272
Bengal total system	506	512	506	507

(13)	Pipeline throughput is defined as the volume of delivered barrels

REVENUE PER BARREL ($ PER BARREL) (14)

	Three Months Ended December 31		Twelve Months Ended December 31
	2014	2013	2014	2013
Zydeco total system	0.58	0.27	0.50	0.31
Mars total system	1.64	1.27	1.54	1.19
Bengal total system	0.35	0.32	0.34	0.32

(14)	Based on reported revenues from transportation and allowance oil (if any) divided by delivered barrels over the same time period

CAPEX (ZYDECO/HO-HO PREDECESSOR, 100%)

	Twelve Months Ended December 31
$ million	2014	2013
Expansion capital expenditures	58.8	102.9
Maintenance capital expenditures	6.2	2.2
Total capital expenditures (15)	65.0	105.1

(15)	Total capital expenditures include expenditures paid by cash generated from operating activities and contribution from SPLC

CAUTIONARY STATEMENT

This press release includes various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements are statements of future expectations that are based on management’s current expectations and assumptions and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in these statements. Forward-looking statements include, among other things, statements concerning the potential exposure of Shell Midstream Partners, L.P. to market risks and statements expressing management’s expectations, beliefs, estimates, forecasts, projections and assumptions. You can identify our forward-looking statements by words such as “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “goals”, “objectives”, “outlook”, “intend”, “plan”, “predict”, “project”, “risks”, “schedule”, “seek”, “target”, “could”, “may”, “will”, “should” or “would” or other similar expressions that convey the uncertainty of future events or outcomes. In accordance with “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, these statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors, which could cause future outcomes to differ materially from those set forth in forward-looking statements. In particular, expressed or implied statements concerning future actions, conditions or events, future operating results or the ability to generate sales, income or cash flow or to make distributions are forward-looking statements. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future actions, conditions or events and future results of operations may differ materially from those expressed in these forward-looking statements. Forward-looking statements speak only as of the date of this press release, February 24, 2015, and we disclaim any obligation to update such statements for any reason, except as required by law. All forward-looking statements contained in this document are expressly qualified in their entirety by the cautionary statements contained or referred to in this paragraph. Many of the factors that will determine these results are beyond our ability to control or predict. These factors include the risk factors described under “Risk Factors” in our prospectus related to the initial public offering of Shell Midstream Partners, L.P. dated and filed with the SEC on October 29, 2014. If any of those risks occur, it could cause our actual results to differ materially from those contained in any forward-looking statement. Because of these risks and uncertainties, you should not place undue reliance on any forward-looking statement.

NON-GAAP FINANCIAL METRICS

This press release includes the terms Adjusted EBITDA and cash available for distribution. Adjusted EBITDA and cash available for distribution are non-GAAP supplemental financial measures that management and external users of our combined financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess:

•	our operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or, in the case of Adjusted EBITDA, financing methods;

•	the ability of our business to generate sufficient cash to support our decision to make distributions to our unitholders;

•	our ability to incur and service debt and fund capital expenditures; and

•	the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.

We believe that the presentation of Adjusted EBITDA and cash available for distribution provides useful information to investors in assessing our financial condition and results of operations. The GAAP measures most directly comparable to Adjusted EBITDA and cash available for distribution are net income attributable to Shell Midstream Partners, L.P. and net cash provided by operating activities. These non-GAAP measures should not be considered as alternatives to GAAP net income or net cash provided by operating activities. Adjusted EBITDA and cash available for distribution have important limitations as analytical tools because they exclude some but not all items that affect net income and net cash provided by operating activities. They should not be considered in isolation or as substitutes for analysis of our results as reported under GAAP. Additionally, because Adjusted EBITDA and cash available for distribution may be defined differently by other companies in our industry, our definition of Adjusted EBITDA and cash available for distribution may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

References in this press release to Adjusted EBITDA refer to net income before taxes, net interest expense, gain or loss from disposition of fixed assets, allowance oil reduction to net realizable value, and depreciation and amortization, plus cash distributed to Shell Midstream Partners, L.P. from equity investments for the applicable period, less income from equity investments. We define Adjusted EBITDA attributable to Shell Midstream Partners as Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests. References to cash available for distribution refer to Adjusted EBITDA attributable to Shell Midstream Partners, less maintenance capital expenditures attributable to Shell Midstream Partners, net interest paid, cash reserves and income taxes paid, plus net adjustments from volume deficiency payments attributable to Shell Midstream Partners. Cash available for distribution will not reflect changes in working capital balances.

February 24, 2015

The information in this Report reflects the unaudited consolidated financial position and results of Shell Midstream Partners, L.P.

Contacts:

-   Investor Relations: +1 832 337 2034

-   Media: +1 713 241 4544